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                                                                      EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File No. 33-43276), (File No. 33-49426), (File No. 33-49428), (File No. 33-51671), (File No. 33-56575), (File No.
33-63291), and (File No. 333-13453).

                                                         /s/ Arthur Andersen LLP
                                                             ARTHUR ANDERSEN LLP

Philadelphia, PA
March 25, 1998